Exhibit 99.2
INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets

	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
	(Dollars in thousands)
Non-accrual loans	$6,991	$6,969	$6,876	$6,216	$5,381
Loans 90 days or more past due and still accruing interest	432	—	—	—	—
Subtotal	7,423	6,969	6,876	6,216	5,381
Less: Government guaranteed loans	2,191	2,254	2,882	2,330	1,660
Total non-performing loans	5,232	4,715	3,994	3,886	3,721
Other real estate and repossessed assets	569	443	658	499	455
Total non-performing assets	$5,801	$5,158	$4,652	$4,385	$4,176

As a percent of Portfolio Loans
Non-performing loans	0.14%	0.13%	0.11%	0.11%	0.11%
Allowance for credit losses	1.44	1.48	1.49	1.44	1.51
Non-performing assets to total assets	0.11	0.10	0.09	0.09	0.08
Allowance for credit losses as a percent of non-performing loans	1,044.69	1,176.99	1,351.13	1,300.82	1,409.16

Allowance for credit losses

	Twelve months ended December 31,
	2023			2022
	Loans	Securities	Unfunded Commitments	Loans	Securities	Unfunded Commitments
	(Dollars in thousands)
Balance at beginning of period	$52,435	$168	$5,080	$47,252	$—	$4,481
Additions (deductions)
Provision for credit losses	3,221	2,989	—	5,173	168	—
Recoveries credited to allowance	2,798	—	—	2,496	—	—
Charges against the allowance	(3,796)	(3,000)	—	(2,486)	—	—
Costs included in non-interest expense	—	—	424	—	—	599
Balance at end of period	$54,658	$157	$5,504	$52,435	$168	$5,080

Net loans charged (recovered) against the allowance to average Portfolio Loans	0.03%			0.00%

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Capitalization

	December 31,
	2023	2022
	(In thousands)
Subordinated debt	$39,510	$39,433
Subordinated debentures	39,728	39,660
Amount not qualifying as regulatory capital	(734)	(657)
Amount qualifying as regulatory capital	78,504	78,436
Shareholders’ equity
Common stock	317,483	320,991
Retained earnings	159,108	119,368
Accumulated other comprehensive income	(72,142)	(92,763)
Total shareholders’ equity	404,449	347,596
Total capitalization	$482,953	$426,032

Non-Interest Income

	Three months ended			Twelve months ended
	December 31, 2023	September 30, 2023	December 31, 2022	December 31,
				2023	2022
	(In thousands)
Interchange income	$3,336	$4,100	$3,402	$13,996	$13,955
Service charges on deposit accounts	3,061	3,309	3,153	12,361	12,288
Net gains (losses) on assets
Mortgage loans	1,961	2,099	1,486	7,436	6,431
Securities	—	—	—	(222)	(275)
Mortgage loan servicing, net	(2,442)	2,668	687	4,626	18,773
Investment and insurance commissions	1,010	875	728	3,456	2,898
Bank owned life insurance	141	124	58	474	360
Other	2,030	2,436	1,954	8,549	7,479
Total non-interest income	$9,097	$15,611	$11,468	$50,676	$61,909

Capitalized Mortgage Loan Servicing Rights

	Three months ended December 31,		Twelve months ended December 31,
	2023	2022	2023	2022
	(In thousands)
Balance at beginning of period	$46,057	$43,158	$42,489	$26,232
Originated servicing rights capitalized	844	824	3,956	6,061
Change in fair value	(4,658)	(1,493)	(4,202)	10,196
Balance at end of period	$42,243	$42,489	$42,243	$42,489

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Mortgage Loan Activity

	Three months ended			Twelve months ended
	December 31, 2023	September 30, 2023	December 31, 2022	December 31,
				2023	2022
	(Dollars in thousands)
Mortgage loans originated	$108,011	$172,914	$138,889	$554,461	$935,807
Mortgage loans sold	86,473	115,269	80,584	407,613	602,797
Net gains on mortgage loans	1,961	2,099	1,486	7,436	6,431
Net gains as a percent of mortgage loans sold ("Loan Sales Margin")	2.27%	1.82%	1.84%	1.82%	1.07%
Fair value adjustments included in the Loan Sales Margin	0.69%	(0.32)%	0.19%	0.62%	(1.12)%

Non-Interest Expense

	Three months ended			Twelve months ended
	December 31, 2023	September 30, 2023	December 31, 2022	December 31,
				2023	2022
	(In thousands)
Compensation	$12,656	$13,054	$12,728	$52,502	$50,535
Performance-based compensation	2,644	2,955	4,147	11,064	15,875
Payroll taxes and employee benefits	3,749	3,966	3,519	15,399	14,597
Compensation and employee benefits	19,049	19,975	20,394	78,965	81,007
Data processing	2,909	3,071	2,670	11,862	10,183
Occupancy, net	1,933	1,971	2,225	7,908	8,907
Interchange expense	1,110	1,119	1,042	4,332	4,242
Furniture, fixtures and equipment	974	927	933	3,756	4,007
FDIC deposit insurance	796	677	572	3,005	2,142
Communications	535	568	629	2,406	2,871
Legal and professional	585	543	588	2,208	2,133
Loan and collection	456	520	679	2,174	2,657
Advertising	879	360	489	2,165	2,074
Amortization of intangible assets	137	136	146	547	785
Supplies	138	135	125	501	556
Costs (recoveries) related to unfunded lending commitments	348	451	(77)	424	599
Correspondent bank service fees	55	56	67	233	299
Provision for loss reimbursement on sold loans	(1)	7	—	20	57
Conversion related expenses	—	—	—	—	50
Net losses (gains) on other real estate and repossessed assets	1	1	—	19	(214)
Other	1,974	1,519	1,609	6,594	5,986
Total non-interest expense	$31,878	$32,036	$32,091	$127,119	$128,341

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Average Balances and Tax Equivalent Rates

	Three Months Ended December 31,
	2023			2022
	Average Balance	Interest	Rate (2)	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$3,757,453	$54,259	5.74%	$3,442,621	$42,023	4.86%
Tax-exempt loans (1)	7,299	94	5.11	7,323	89	4.82
Taxable securities	719,093	5,646	3.14	847,735	5,845	2.76
Tax-exempt securities (1)	308,147	3,592	4.66	317,074	3,241	4.09
Interest bearing cash	119,884	1,647	5.45	5,069	48	3.76
Other investments	16,821	301	7.10	17,653	185	4.16
Interest Earning Assets	4,928,697	65,539	5.29	4,637,475	51,431	4.41
Cash and due from banks	56,423			58,485
Other assets, net	248,546			238,899
Total Assets	$5,233,666			$4,934,859

Liabilities
Savings and interest-bearing checking	2,603,044	13,084	1.99	2,519,294	6,046	0.95
Time deposits	903,491	10,027	4.40	503,081	2,497	1.97
Other borrowings	129,236	2,139	6.57	136,999	1,833	5.31
Interest Bearing Liabilities	3,635,771	25,250	2.76%	3,159,374	10,376	1.30
Non-interest bearing deposits	1,106,262			1,328,373
Other liabilities	112,019			113,502
Shareholders’ equity	$379,614			$333,610

Total liabilities and shareholders’ equity	$5,233,666			$4,934,859

Net Interest Income		$40,289			$41,055

Net Interest Income as a Percent of Average Interest Earning Assets			3.26%			3.52%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.
(2)	Annualized

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Average Balances and Tax Equivalent Rates

	Twelve Months Ended December 31,
	2023			2022
	Average Balance	Interest	Rate	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$3,624,406	$197,462	5.45%	$3,227,803	$138,765	4.30%
Tax-exempt loans (1)	6,855	333	4.86	7,771	370	4.76
Taxable securities	771,121	23,314	3.02	945,665	20,676	2.19
Tax-exempt securities (1)	317,553	14,039	4.42	331,322	10,191	3.08
Interest bearing cash	83,587	4,416	5.28	28,773	142	0.49
Other investments	17,557	1,013	5.77	17,768	742	4.18
Interest Earning Assets	4,821,079	240,577	4.99	4,559,102	170,886	3.75
Cash and due from banks	58,473			59,507
Other assets, net	236,072			207,114
Total Assets	$5,115,624			$4,825,723

Liabilities
Savings and interest-bearing checking	2,564,097	44,728	1.74	2,526,296	10,278	0.41
Time deposits	785,684	30,347	3.86	399,987	3,873	0.97
Other borrowings	128,945	8,273	6.42	121,871	5,296	4.35
Interest Bearing Liabilities	3,478,726	83,348	2.40%	3,048,154	19,447	0.64
Non-interest bearing deposits	1,164,816			1,338,736
Other liabilities	103,721			94,638
Shareholders’ equity	$368,361			$344,195

Total liabilities and shareholders’ equity	$5,115,624			$4,825,723

Net Interest Income		$157,229			$151,439

Net Interest Income as a Percent of Average Interest Earning Assets			3.26%			3.32%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.

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Commercial Loan Portfolio Analysis as of December 31, 2023

	Total Commercial Loans
		Watch Credits			Percent of Loan Category in Watch Credit
Loan Category	All Loans	Performing	Non-accrual	Total
	(Dollars in thousands)
Land	$10,620	$1	$—	$1	—%
Land Development	17,966	—	—	—	—
Construction	101,178	—	—	—	—
Income Producing	625,927	4,177	—	4,177	0.7
Owner Occupied	449,287	15,165	—	15,165	3.4
Total Commercial Real Estate Loans	$1,204,978	$19,343	$—	$19,343	1.6

Other Commercial Loans	$474,753	$16,537	28	$16,565	3.5
Total non-performing commercial loans			$28

Commercial Loan Portfolio Analysis as of December 31, 2022

	Total Commercial Loans
		Watch Credits			Percent of Loan Category in Watch Credit
Loan Category	All Loans	Performing	Non-accrual	Total
	(Dollars in thousands)
Land	$9,285	$180	$—	$180	1.9%
Land Development	16,220	—	—	—	—
Construction	114,277	—	—	—	—
Income Producing	469,696	6,177	—	6,177	1.3
Owner Occupied	426,404	16,525	—	16,525	3.9
Total Commercial Real Estate Loans	$1,035,882	$22,882	$—	$22,882	2.2

Other Commercial Loans	$430,971	$9,157	38	$9,195	2.1
Total non-performing commercial loans			$38

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